                                                                  Exhibit 99.3

                   SOLUTIA UK HOLDINGS LTD. AND CERTAIN SUBSIDIARIES
                            STATEMENT OF FINANCIAL POSITION
                                AS OF OCTOBER 31, 2003

                                           ENTITY 1         ENTITY 2         ENTITY 3
                                         ---------------------------------------------
Cash & Cash Equivalents                   $   4,465        $       9        $       5

Net Cust Trade & Notes Rec                   15,209                -                -
Misc Receivables                              4,660            4,621                -
I/C Receivables                               8,962              181                -
                                         ---------------------------------------------
Total Receivables                            28,831            4,802                -

Total Inventories                             7,791                -                -
Prepaid Expenses                                568                -                -
Current Deferred Taxes                            -                -                -
                                         ---------------------------------------------
CURRENT ASSETS                               41,655            4,811                5
                                         ---------------------------------------------

Capital Investment In Subs                   10,599           55,000           73,332
Advances To Subs (I/C Loans)                 73,095          155,601               51
                                         ---------------------------------------------
Investment In Subs                           83,694          210,601           73,383
                                         ---------------------------------------------
Investment In Equity Affiliates               9,266                -                -
Misc Investments                                  -                -                -
Net Property                                 16,789                -                -
Other Assets                                  9,575                -                -
Noncurrent Def Tax Assets                         -                -                -
Net Intangible Assets                          (348)        (113,049)         113,049
                                         ---------------------------------------------
NONCURRENT ASSETS                           118,976           97,552          186,432
                                         ---------------------------------------------
TOTAL ASSETS                              $ 160,631        $ 102,363        $ 186,437
                                         =============================================

Accts Payable & Accruals                     26,503            2,358                1
Total Short-Term Debt                         7,296                -                -
                                         ---------------------------------------------
CURRENT LIABILITIES                          33,799            2,358                1

Long-Term Debt                                    -           80,233          148,356
Noncurrent Def Tax Liab                       1,087                -                -
Other Liabilities                                 -                -                -
Postretirement Liab                          13,445                -                -
                                         ---------------------------------------------
NONCURRENT LIABILITIES                       14,532           80,233          148,356
                                         ---------------------------------------------
TOTAL LIABILITIES                            48,331           82,591          148,357
                                         ---------------------------------------------

Capital Stock                                   118              117              117
Net Minimum Pension Lia Adj                  (8,623)               -                -
Accum Currency Adjustment                     6,544           13,328          (17,189)
Add'l Contributed Capital                    73,214            6,456           54,882
Reinvested Earnings                          41,047             (129)             270
Treasury Stock                                    -                -                -
                                         ---------------------------------------------
SHAREOWNERS' EQUITY                         112,300           19,772           38,080
                                         ---------------------------------------------
TOTAL LIAB. & EQUITY                      $ 160,631        $ 102,363        $ 186,437
                                         =============================================

                                                                  Exhibit 99.3


                   SOLUTIA UK HOLDINGS LTD. AND CERTAIN SUBSIDIARIES
                            STATEMENT OF FINANCIAL POSITION
                                AS OF DECEMBER 31, 2002

                                           ENTITY 1         ENTITY 2         ENTITY 3
                                         ---------------------------------------------

Cash & Cash Equivalents                   $  19,197        $       2        $       2

Net Cust Trade & Notes Rec                   13,528                -                -
Misc Receivables                              4,906            1,173                -
I/C Receivables                               5,863                -                1
                                         ---------------------------------------------
Total Receivables                            24,297            1,173                1

Total Inventories                             9,714                -                -
Prepaid Expenses                                547                -                -
Current Deferred Taxes                            -                -                -
                                         ---------------------------------------------
CURRENT ASSETS                               53,755            1,175                3
                                         ---------------------------------------------

Capital Investment In Subs                   10,599           55,000           73,332
Advances To Subs (I/C Loans)                 38,321          145,709               48
                                         ---------------------------------------------
Investment In Subs                           50,413          200,709           73,380
                                         ---------------------------------------------
Investment In Equity Affiliates               9,734                -                -
Misc Investments                                  -                -                -
Net Property                                 17,611                -                -
Other Assets                                  9,480                -                -
Noncurrent Def Tax Assets                         -                -                -
Net Intangible Assets                          (325)        (113,049)         113,049
                                         ---------------------------------------------
NONCURRENT ASSETS                            86,913           87,660          186,429
                                         ---------------------------------------------
TOTAL ASSETS                              $ 140,668        $  88,835        $ 186,432
                                         =============================================

Accts Payable & Accruals                     24,645            1,422                1
Total Short-Term Debt                         5,617                -                -
                                         ---------------------------------------------
CURRENT LIABILITIES                          30,262            1,422                1

Long-Term Debt                                    -           71,939          140,140
Noncurrent Def Tax Liab                       1,027                -                -
Other Liabilities                                 -                -                -
Postretirement Liab                          12,700                -                -
                                         ---------------------------------------------
NONCURRENT LIABILITIES                       13,727           71,939          140,140
                                         ---------------------------------------------
TOTAL LIABILITIES                            43,989           73,361          140,141
                                         ---------------------------------------------

Capital Stock                                   118              117              117
Net Minimum Pension Lia Adj                  (8,750)               -                -
Accum Currency Adjustment                     1,113            9,044           (8,976)
Add'l Contributed Capital                    73,214            6,456           54,882
Reinvested Earnings                          30,984             (143)             268
Treasury Stock                                    -                -                -
                                         ---------------------------------------------
SHAREOWNERS' EQUITY                          96,679           15,474           46,291
                                         ---------------------------------------------
TOTAL LIAB. & EQUITY                      $ 140,668        $  88,835        $ 186,432
                                         =============================================

                                                                  Exhibit 99.3


                   SOLUTIA UK HOLDINGS LTD. AND CERTAIN SUBSIDIARIES
                            STATEMENT OF FINANCIAL POSITION
                                AS OF DECEMBER 31, 2001

                                        ENTITY 1        ENTITY 2         ENTITY 3
                                         ---------------------------------------------

Cash & Cash Equivalents                   $     (65)       $       -        $      45

Net Cust Trade & Notes Rec                   10,245                -                -
Misc Receivables                              7,256              322                -
I/C Receivables                              17,032              107                -
                                         ---------------------------------------------
Total Receivables                            34,533              429                -

Total Inventories                             8,063                -                -
Prepaid Expenses                                707                -                -
Current Deferred Taxes                            -                -                -
                                         ---------------------------------------------
CURRENT ASSETS                               43,238              429               45
                                         ---------------------------------------------

Capital Investment In Subs                   10,600           55,000           73,332
Advances To Subs (I/C Loans)                 29,299          130,969                -
                                         ---------------------------------------------
Investment In Subs                           41,392          185,969           73,332
                                         ---------------------------------------------
Investment In Equity Affiliates               9,426                -                -
Misc Investments                                  -                -                -
Net Property                                 17,848                -                -
Other Assets                                  8,559                -                -
Noncurrent Def Tax Assets                         -                -                -
Net Intangible Assets                          (306)        (113,049)         113,049
                                         ---------------------------------------------
NONCURRENT ASSETS                            76,928           72,920          186,381
                                         ---------------------------------------------
TOTAL ASSETS                              $ 120,166        $  73,349        $ 186,426
                                         =============================================

Accts Payable & Accruals                     20,651            4,525                -
Total Short-Term Debt                         4,192                -                -
                                         ---------------------------------------------
CURRENT LIABILITIES                          24,843            4,525                -

Long-Term Debt                                    -                -          126,777
Noncurrent Def Tax Liab                       4,856                -                -
Other Liabilities                                 -                -                -
Postretirement Liab                               -                -                -
                                         ---------------------------------------------
NONCURRENT LIABILITIES                        4,856                -          126,777
                                         ---------------------------------------------
TOTAL LIABILITIES                            29,699            4,525          126,777
                                         ---------------------------------------------

Capital Stock                                   118              117              117
Net Minimum Pension Lia Adj                       -                -                -
Accum Currency Adjustment                    (7,800)          (4,355)           4,383
Add'l Contributed Capital                    73,190           73,214           54,882
Reinvested Earnings                          24,959             (152)             267
Treasury Stock                                    -                -                -
                                         ---------------------------------------------
SHAREOWNERS' EQUITY                          90,467           68,824           59,649
                                         ---------------------------------------------
TOTAL LIAB. & EQUITY                      $ 120,166        $  73,349        $ 186,426
                                         =============================================

                                                                  Exhibit 99.3


                   SOLUTIA UK HOLDINGS LTD. AND CERTAIN SUBSIDIARIES
                            STATEMENT OF FINANCIAL POSITION
                                AS OF DECEMBER 31, 2000

                                           ENTITY 1         ENTITY 2         ENTITY 3
                                         ---------------------------------------------

Cash & Cash Equivalents                   $     232        $      23        $      45

Net Cust Trade & Notes Rec                    8,724                -                -
Misc Receivables                              4,868               83                -
I/C Receivables                               8,550               50                -
                                         ---------------------------------------------
Total Receivables                            22,142              133                -

Total Inventories                             6,818                -                -
Prepaid Expenses                                281                -                -
Current Deferred Taxes                            -                -                -
                                         ---------------------------------------------
CURRENT ASSETS                               29,473              156               45
                                         ---------------------------------------------

Capital Investment In Subs                   10,599           55,000           73,332
Advances To Subs (I/C Loans)                 29,270          131,743                -
                                         ---------------------------------------------
Investment In Subs                           41,362          186,743           73,332
                                         ---------------------------------------------
Investment In Equity Affiliates              15,742                -                -
Misc Investments                                  -                -                -
Net Property                                 20,840                -                -
Other Assets                                  8,127                -                -
Noncurrent Def Tax Assets                         -                -                -
Net Intangible Assets                          (304)        (113,049)         113,049
                                         ---------------------------------------------
NONCURRENT ASSETS                            85,782           73,694          186,381
                                         ---------------------------------------------
TOTAL ASSETS                              $ 115,255        $  73,850        $ 186,426
                                         =============================================

Accts Payable & Accruals                     21,252            1,777                -
Total Short-Term Debt                         1,689                -                -
                                         ---------------------------------------------
CURRENT LIABILITIES                          22,941            1,777                -

Long-Term Debt                                    -                -          130,054
Noncurrent Def Tax Liab                       4,888                -                -
Other Liabilities                                 -                -                -
Postretirement Liab                               -                -                -
                                         ---------------------------------------------
NONCURRENT LIABILITIES                        4,888                -          130,054
                                         ---------------------------------------------
TOTAL LIABILITIES                            27,829            1,777          130,054
                                         ---------------------------------------------

Capital Stock                                   118              117              117
Net Minimum Pension Lia Adj                       -                -                -
Accum Currency Adjustment                    (4,470)          (1,068)           1,107
Add'l Contributed Capital                    73,214           73,214           54,882
Reinvested Earnings                          18,564             (190)             266
Treasury Stock                                    -                -                -
                                         ---------------------------------------------
SHAREOWNERS' EQUITY                          87,426           72,073           56,372
                                         ---------------------------------------------
TOTAL LIAB. & EQUITY                      $ 115,255         $ 73,850        $ 186,426
                                         =============================================

                                                                  Exhibit 99.3


                   SOLUTIA UK HOLDINGS LTD. AND CERTAIN SUBSIDIARIES
                            STATEMENT OF FINANCIAL POSITION
                                AS OF DECEMBER 31, 1999

                                           ENTITY 1         ENTITY 2         ENTITY 3
                                         ---------------------------------------------

Cash & Cash Equivalents                   $     698        $      73        $       -

Net Cust Trade & Notes Rec                   11,723                -                -
Misc Receivables                              6,468                -                -
I/C Receivables                              17,538            2,516            2,995
                                         ---------------------------------------------
Total Receivables                            35,729            2,516            2,995

Total Inventories                             7,687                -                -
Prepaid Expenses                                149                -                -
Current Deferred Taxes                            -                -                -
                                         ---------------------------------------------
CURRENT ASSETS                               44,263            2,589            2,995
                                         ---------------------------------------------

Capital Investment In Subs                   10,599           55,000           73,332
Advances To Subs (I/C Loans)                  4,700          142,387                -
                                         ---------------------------------------------
Investment In Subs                           15,299          197,387           73,332
                                         ---------------------------------------------
Investment In Equity Affiliates              24,525                -                -
Misc Investments                                  -                -                -
Net Property                                 27,391                -                -
Other Assets                                  7,812                -                -
Noncurrent Def Tax Assets                         -                -                -
Net Intangible Assets                          (369)        (120,982)         120,982
                                         ---------------------------------------------
NONCURRENT ASSETS                            74,674           76,405          194,314
                                         ---------------------------------------------
TOTAL ASSETS                              $ 118,937        $  78,994        $ 197,309
                                         =============================================

Accts Payable & Accruals                     26,502            1,803            2,497
Total Short-Term Debt                         1,471                -                -
                                         ---------------------------------------------
CURRENT LIABILITIES                          27,973            1,803            2,497

Long-Term Debt                                    -                -          141,416
Noncurrent Def Tax Liab                       3,592                -                -
Other Liabilities                                 -                -                -
Postretirement Liab                               -                -                -
                                         ---------------------------------------------
NONCURRENT LIABILITIES                        3,592                -          141,416
                                         ---------------------------------------------
TOTAL LIABILITIES                            31,565            1,803          143,913
                                         ---------------------------------------------

Capital Stock                                   118              117              117
Net Minimum Pension Lia Adj                       -                -                -
Accum Currency Adjustment                       (39)           2,148           (2,162)
Add'l Contributed Capital                    73,214           73,214           54,882
Reinvested Earnings                          14,079            1,712              559
Treasury Stock                                    -                -                -
                                         ---------------------------------------------
SHAREOWNERS' EQUITY                          87,372           77,191           53,396
                                         ---------------------------------------------
TOTAL LIAB. & EQUITY                      $ 118,937        $  78,994        $ 197,309
                                         =============================================

                                                                  Exhibit 99.3



             SOLUTIA UK HOLDINGS LTD AND CERTAIN SUBSIDIARIES
                             STATEMENT OF INCOME
                    FOR THE TEN MONTHS ENDED 10/31/03

                                    ENTITY 1       ENTITY 2      ENTITY 3
                                   ---------------------------------------

Customer Sales                      $ 75,338       $     -        $    -
Intercompany Sales                    46,101             -             -
                                   ---------------------------------------
Gross Sales                          121,439             -             -
Sales Deductions                      (7,667)            -             -
TOTAL NET SALES                      113,772             -             -
Total Cost Of Goods Sold              87,530             -             -
GROSS PROFIT                          26,242             -             -

Total MAT Expense                      5,603             -             -
Restructuring Expense                      -             -             -
                                   ---------------------------------------
Operating Income                      20,639             -             -
                                   ---------------------------------------

Interest Income                        2,590         7,507             2
Other Income/(Expense)                 1,207          (643)        7,292
                                   ---------------------------------------
EBIT                                  23,440         6,864         7,294

Interest Expense                         408         2,234         7,291
                                   ---------------------------------------
Income Before Taxes                   23,032         4,630             3

Provision For Income Taxes             6,519          (328)            -
                                   ---------------------------------------

Income - Continuing Op                16,513         4,958             3
                                   ---------------------------------------
NET INCOME                          $ 16,513       $ 4,958        $    3
                                   =======================================

                                                                  Exhibit 99.3

             SOLUTIA UK HOLDINGS LTD AND CERTAIN SUBSIDIARIES
                           STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED 12/31/02


                                    ENTITY 1       ENTITY 2      ENTITY 3
                                   ---------------------------------------

Customer Sales                      $ 74,092       $     -        $    -
Intercompany Sales                    47,436             -             -
                                   ---------------------------------------
Gross Sales                          121,528             -             -
Sales Deductions                      (7,773)            -             -
TOTAL NET SALES                      113,755             -             -
Total Cost Of Goods Sold              85,967             -             -
GROSS PROFIT                          27,788             -             -

Total MAT Expense                      6,337             -             -
Restructuring Expense                      -             -             -
                                   ---------------------------------------
Operating Income                      21,451             -             -
                                   ---------------------------------------

Interest Income                        2,287         9,287             1
Other Income/(Expense)                  (335)          248         9,147
                                   ---------------------------------------
EBIT                                  22,773         9,535         9,148

Interest Expense                         530             3         9,147
                                   ---------------------------------------
Income Before Taxes                   22,243         9,532             1

Provision For Income Taxes             7,058          (468)            -
                                   ---------------------------------------

Income - Continuing Op                15,185        10,000             1
                                   ---------------------------------------
NET INCOME                          $ 15,185       $10,000        $    1
                                   =======================================

                                                                  Exhibit 99.3

            SOLUTIA UK HOLDINGS LTD AND CERTAIN SUBSIDIARIES
                          STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED 12/31/01

                                    ENTITY 1       ENTITY 2      ENTITY 3
                                   ---------------------------------------

Customer Sales                      $ 59,937       $     -        $    -
Intercompany Sales                    50,025             -             -
                                   ---------------------------------------
Gross Sales                          109,962             -             -
Sales Deductions                      (6,734)            -             -
TOTAL NET SALES                      103,228             -             -
Total Cost Of Goods Sold              75,896             -             -
GROSS PROFIT                          27,332             -             -

Total MAT Expense                      5,441             -             -
Restructuring Expense                     75             -             -
                                   ---------------------------------------
Operating Income                      21,816             -             -
                                   ---------------------------------------

Interest Income                        1,786         8,918             1
Other Income/(Expense)                 1,279           (23)        8,782
                                   ---------------------------------------
EBIT                                  20,431         8,895         8,783

Interest Expense                         287             -         8,782
                                   ---------------------------------------
Income Before Taxes                   20,144         8,895             1

Provision For Income Taxes             4,946         2,315             -
                                   ---------------------------------------

Income - Continuing Op                15,198         6,580             1
                                   ---------------------------------------
NET INCOME                          $ 15,198       $ 6,580        $    1
                                   =======================================

                                                                  Exhibit 99.3

            SOLUTIA UK HOLDINGS LTD AND CERTAIN SUBSIDIARIES
                          STATEMENT OF INCOME
                 FOR THE TWELVE MONTHS ENDED 12/31/00

                                    ENTITY 1       ENTITY 2      ENTITY 3
                                   ---------------------------------------

Customer Sales                      $ 67,195       $     -        $     -
Intercompany Sales                    50,509             -              -
                                   ---------------------------------------
Gross Sales                          117,704             -              -
Sales Deductions                      (7,295)            -              -
TOTAL NET SALES                      110,409             -              -
Total Cost Of Goods Sold              82,362             -              -
GROSS PROFIT                          28,047             -              -

Total MAT Expense                      3,163             -              -
Restructuring Expense                      -             -              -
                                   ---------------------------------------
Operating Income                      24,884             -              -
                                   ---------------------------------------

Interest Income                          948         9,192             49
Other Income/(Expense)                 6,105         2,806         14,339
                                   ---------------------------------------
EBIT                                  23,014        11,998         14,388

Interest Expense                          66             -          9,163
                                   ---------------------------------------
Income Before Taxes                   22,948        11,998          5,225

Provision For Income Taxes             4,073         2,166          2,759
                                   ---------------------------------------

Income - Continuing Op                18,875         9,832          2,466
                                   ---------------------------------------
NET INCOME                          $ 18,875       $ 9,832        $ 2,466
                                   =======================================

                                                                  Exhibit 99.3

             SOLUTIA UK HOLDINGS LTD AND CERTAIN SUBSIDIARIES
                            STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED 12/31/99

                                    ENTITY 1       ENTITY 2      ENTITY 3
                                   ---------------------------------------

Customer Sales                      $ 79,493       $     -        $     -
Intercompany Sales                    49,759             -              -
                                   ---------------------------------------
Gross Sales                          129,252             -              -
Sales Deductions                      (7,496)            -              -
TOTAL NET SALES                      121,756             -              -
Total Cost Of Goods Sold              91,590             -              -
GROSS PROFIT                          30,166             -              -

Total MAT Expense                      3,885             -              -
Restructuring Expense                      -             -              -
                                   ---------------------------------------
Operating Income                      26,281             -              -
                                   ---------------------------------------

Interest Income                          770         9,848              -
Other Income/(Expense)                  (175)        3,655         11,049
                                   ---------------------------------------
EBIT                                  26,876        13,503         11,049

Interest Expense                         202             -          9,823
                                   ---------------------------------------
Income Before Taxes                   27,995        13,503          1,226

Provision For Income Taxes             8,084         2,130         (2,989)
                                   ---------------------------------------

Income - Continuing Op                19,911        11,373          4,215
                                   ---------------------------------------
NET INCOME                          $ 19,911       $11,373        $ 4,215
                                   =======================================